As filed with the Securities and Exchange Commission on February 10, 2017.

1933 Act File No. 333-210385

1940 Act File No. 811-23152

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 2	☒
POST-EFFECTIVE AMENDMENT NO.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 2	☒

NEXPOINT OPPORTUNISTIC CREDIT FUND

Principal Executive Offices

300 Crescent Court, Suite 700

Dallas, Texas 75201

(972) 628-4100

Agent for Service

Brian Mitts

300 Crescent Court, Suite 700

Dallas, Texas 75201

(972) 628-4100

Copies of information to:

Heath D. Linsky, Esq.

Lauren Burnham Prevost, Esq.

Owen J. Pinkerton, Esq.

Morris, Manning & Martin, LLP

1600 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

Tel: (404) 233-7000

Fax: (404) 365-9532

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Shares of Beneficial Interest	3,298,774	$21.22	$70,000,000	$8,113

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(a) of the Securities Act of 1933.
(2)	Registration fees in the amount of $5,035 were previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED FEBRUARY 10, 2017

NexPoint Opportunistic Credit Fund

Maximum Offering of 3,298,774 Class A, Class C and Class Z Shares

Shares of Beneficial Interest

The Fund. NexPoint Opportunistic Credit Fund (the “Fund”) is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund.

This prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [            ], 2017, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630, or by calling toll-free (844) 485-9167. The table of contents of the SAI appears on page 83 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (844) 485-9167 or by visiting www.[            ].com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; and structured products, including but not limited to, mortgage-backed and other asset-backed securities, collateralized debt obligations, convertible bonds or preferred stock.

Securities Offered. The Fund intends to engage in a continuous offering of three classes of shares of beneficial interest of the Fund: Class A shares, Class C shares and Class Z shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Highland Capital Funds Distributor, Inc. (the “Distributor”), under the terms of this prospectus, up to 3,298,774 shares of beneficial interest, at the net asset value (“NAV”) per share plus the applicable sales load. The maximum sales load for Class A shares is 5.75% of the amount invested in Class A shares. There is no sales load for Class C and Class Z shares but Class C shares are subject to a distribution fee that will accrue at an annual rate of 0.75% of the average daily net assets of the Fund attributable to Class C shares. In addition, certain purchases of Class A and Class C shares may be subject to a maximum contingent deferred sales charge (“CDSC”) of 1.00%. See “Fees and Fund Expenses” and “Plan of Distribution.” The initial NAV for each class of shares is $20.00 per share. The minimum initial investment by a shareholder for Class A and Class C shares is $500 for regular accounts and $50 for retirement plan accounts. Subsequent investments in Class A and Class C shares may be made with at least $50. The minimum initial investment by a shareholder for Class Z shares is $100,000. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested in credit instruments described in the section of this prospectus entitled, “Investment Objective, Policies and Strategies—Investment Strategy” will be invested in cash or cash equivalents. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, until the earlier of the date the Fund has sold 3,298,774 shares or two years from the date the registration statement, of which this prospectus is a part, which may be extended by the Fund’s board of trustees (the “Board”).

Use of Leverage. The Fund may incur leverage as part of its investment strategy. The Fund may seek to utilize debt at the Fund level to leverage its returns if NexPoint Advisors, L.P. (the “Adviser”), the Fund’s investment adviser, believes doing so would generate positive returns in excess of the costs associated with such borrowings. The Fund may use leverage up to 33.33% of the Fund’s total assets.

The Fund is newly organized, and its shares have no history of public trading. In addition, investors should understand that:

•	the Fund does not currently intend to list its shares on any securities exchange;

•	there is no secondary market for the Fund’s shares, and the Fund does not expect that such a market will develop at this time; and

•	your investment in the Fund will be illiquid.

Before investing, you should therefore consider the following factors:

•	You may not have access to the money you invest for an extended period of time;

•	You may not be able to sell your shares at the time of your choosing regardless of how the Fund performs.

•	Because you may not be able to sell your shares at the time of your choosing, you may not be able to reduce your exposure in a market downturn.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

•	There is no limitation on the amount of securities rated below investment grade, which are commonly referred to as “junk securities,” that the Fund may purchase. The Fund’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

•	The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund has implemented a share repurchase program, but it is only required to repurchase up to 5% of its outstanding shares per quarter. The Fund intends to begin repurchasing shares at the end of the second quarter following the effectiveness of this Registration Statement. In addition, the Fund may in the future determine to list its shares on a public securities exchange, but even if an active secondary market in the Fund’s shares were to develop as a result, closed-end fund shares frequently trade at a discount from their NAV. Investing in the Fund involves a considerable degree of risk. See “Risk Factors” on page 41 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Class A Shares	Class C Shares	Class Z Shares
Public Offering Price Per Share	$21.22	$20.00	$20.00
Maximum Sales Load as a Percentage of Purchase Amount[1,2]	5.75%	None	None
Proceeds to the Fund[3]	$20.00	$20.00	$20.00

(1)	The “maximum sales load” includes (i) broker commissions of 5.00% of the Fund’s public offering price per Class A share and (ii) distributor fees of 0.75% of the Fund’s public offering price per Class A share. The table above does not include distribution fees paid on Class C shares that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and are payable on a quarterly basis.
(2)	The Adviser and/or its affiliates, in their discretion and from their own resources, (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares. There is no limit on the amount of additional compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. In addition, the Fund, the Adviser and/or their respective affiliates may pay a servicing fee to the Distributor and to other selected broker-dealers and other financial industry professionals for providing ongoing services in respect of holders of Class A and Class C shares with whom they have distributed shares of the Fund. The Fund’s (and, indirectly, the Class A and Class C holders’) share of such servicing fees will not exceed an annual rate of 0.25% of the Fund’s average daily net asset value attributable to Class A and Class C shares, respectively. See “Plan of Distribution.”
(3)	Assumes all shares currently registered are sold in the continuous offering. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of shares. Assuming all shares sold in this offering are Class A shares, the Fund estimates that it will incur in connection with this offering approximately $663,148 of offering and other expenses, or approximately $0.20 per share. The net proceeds to the Fund after payment of the estimated offering expenses of $663,148 will be approximately $65,312,332 or approximately $19.80 per share, assuming the Fund raises $70,000,000 in this offering. See “Fees and Fund Expenses.” Offering costs incurred by the Fund will immediately reduce the Fund’s NAV and the value of the shares that you purchase in this offering.

Highland Capital Funds Distributor, Inc.

The date of this prospectus is [            ], 2017.

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

NexPoint Opportunistic Credit Fund (the “Fund”) is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund. See “The Fund.” As an interval fund, the Fund will offer to make repurchases of no less than 5% of its outstanding shares at net asset value (“NAV”), on a quarterly basis, unless such offer is suspended or postponed in accordance with regulatory requirements. See “Quarterly Repurchases of Shares.”

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include:

•	secured and unsecured floating and fixed rate loans;

•	bonds and other debt obligations;

•	debt obligations of stressed, distressed and bankrupt issuers; and

•	structured products, including but not limited to, mortgage-backed and other asset-backed securities, collateralized debt obligations (“CDOs”), convertible bonds or preferred stock.

In making these investments, NexPoint Advisors, L.P., the Fund’s investment adviser (the “Adviser”), will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share. For purposes of satisfying the 80% Policy, the Fund may invest in derivative instruments that have economic characteristics similar to such credit instruments.

The Fund’s investment strategy utilizes analytical models to evaluate the assets of various companies in an attempt to isolate those assets with the greatest potential for capital appreciation. The Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these instruments and to change allocations as conditions warrant. The Adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Adviser will continuously evaluate these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. The Adviser has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets.

The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).

Within the categories of obligations and securities in which the Fund invests, the Adviser employs various trading strategies, including capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund seeks opportunities created by mispricing in different markets of various instruments issued by one corporation. There is no limitation on the amount of securities rated below investment grade, which are commonly referred to as “junk securities,” that the Fund may purchase. The Fund may invest without limit in junk securities of any rating, and in unrated securities of comparable quality. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. There can be no assurance that the Fund’s investment objective will be achieved.

As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct private placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such equity-related securities may be unregistered and/or restricted.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act to hedge various instruments for risk management and speculative purposes.

From time to time, the Fund may also invest a portion of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in its portfolio; (ii) purchase call options or put options, (iii) sell call options or put options and (iv) sell securities short.

In addition, the Fund may invest up to 20% of its total assets in a wide array of securities that do not fall under the 80% Policy, including, but not limited to, master limited partnerships (“MLPs”), opportunistic investments, public and private equities, and derivative products. Such investments will not count toward the Fund’s 80% Policy.

The Fund’s investments in companies that rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act (“private funds”), such as hedge funds, will be limited to no more than 15% of the Fund’s total net assets. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

For more information on the Fund’s investment strategy, see the section of this prospectus entitled “Investment Objective, Policies and Strategies – Investment Strategy.”

Leverage. The Fund may incur leverage as part of its investment strategy. The Fund may seek to utilize debt at the Fund level to leverage its returns if the Adviser believes doing so would generate positive returns in excess of the costs associated with such borrowings. The Fund may use leverage up to 33.33% of the Fund’s total assets as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Investment Objective, Policies and Strategies.”

Policies. The Fund’s 80% Policy with respect to investments in credit instruments is not fundamental and may be changed by the Board without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any change in the 80% Policy. The Fund concentrates investments in credit instruments, meaning that, under normal circumstances, it invests 25% or more of its total assets in credit instruments. This policy is fundamental and may not be changed by the Board without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Adviser and Fees

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is an affiliate of Highland Capital Management, L.P. (“Highland”). The Adviser will have access to Highland and its resources through a shared services agreement (the “Shared Services Agreement”). The Adviser also externally manages NexPoint Credit Strategies Fund (“NHF”), a registered closed-end fund whose shares trade on the New York Stock Exchange (“NYSE”), NexPoint Capital, Inc., a non-traded business development company (“BDC”), NexPoint Real Estate Strategies Fund (“NRESF”), a registered closed-end fund that operates as an interval fund, and the following registered closed-end funds that intend to operate as interval funds but have not yet commenced operations: NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Yield Fund (“NDYF”), NexPoint Healthcare Opportunities Fund (“NHOF”), NexPoint Latin American Opportunities Fund (“NLAF”) and NexPoint Merger Arbitrage Fund (“NMAF”). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages a publicly traded REIT, NexPoint Residential Trust, Inc. (NYSE: NXRT). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors II, L.P., manages NexPoint Multifamily Capital Trust, Inc. (“NMCT”), a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $14.5 billion in assets as of November 30, 2016, including approximately $10.7 billion in credit instruments.

Pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”), the Adviser will be entitled to receive a monthly advisory fee at the annual rate of 1.25% of the Fund’s Average Daily Managed Assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). Leverage includes (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. For purposes of calculating the Fund’s Average Daily Managed Assets, derivatives will be valued at their market value, not their notional value.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

Transfer Agent and Fund Administrator

DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. State Street Bank & Trust Company (“State Street”) serves as the Fund’s Administrator. See “Management of the Fund.”

Distribution Fees

Class C shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class A shares and Class Z shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Shareholder Servicing Fee

The Fund (and, indirectly, the Class A and Class C holders) will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares.

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will operate as an interval fund, meaning that the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) on a quarterly basis, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund is subject to continuous asset in-flows, although not subject to continuous out-flows. The Board may, in the future, seek shareholder approval to list the Fund’s shares on a national securities exchange depending on market conditions and other factors.

Share Classes

The Fund intends to offer three different classes of shares: Class A, Class C and Class Z shares. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Fees and Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. If the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund will maintain liquid securities or cash or, if available, will borrow in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Substantial Conflicts of Interest. As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time. See “Conflicts of Interest” in the “Risk Factors” section of this prospectus for further information.

Closed-End Fund Risk. The Fund is a closed-end fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. On February 7, 2017, shareholders of Highland Opportunistic Credit Fund (“HOCF”), a series of Highland Funds I, an open-end investment company managed by Highland Capital Management Fund Advisors, L.P., an affiliate of the Adviser and Highland, will consider an Agreement and Plan of Reorganization, whereby HOCF will transfer that portion of its net assets attributable to each class of its shares to the Fund in exchange for shares of a corresponding class of the Fund and assumption of all of the liabilities of HOCF (the “Reorganization”). If the Reorganization is approved by the shareholders of HOCF, upon closing of the Reorganization, the Fund will have approximately $82.0 million in net assets. To the extent the Fund is unable to raise significant amounts of capital in this offering, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. Pending the investment of the net proceeds in accordance with the investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment).

Liquidity Risk. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Non-Diversification Risk. Non-diversification risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the

Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. “See Non-Diversification Risk” in the “Risk Factors” section of this prospectus for further information.

Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Risk of Increased Expenses Following the Reorganization. Although the gross advisory fee and expenses borne by HOCF shareholders will increase as a result of the Reorganization, the Fund will be subject to the Expense Limitation Agreement with the Adviser that will limit the Fund’s total annual operating expenses through at least the later of February 28, 2018 or one year following the close of the Reorganization. Under the Expense Limitation Agreement, the Adviser may recoup amounts waived and/or reimbursed with respect to the Fund within three years of the date on which such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Fund’s net expenses are expected to be equal to or lower than those of HOCF for that one-year period, but may be higher following that one-year period, as the Expense Limitation Agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and the Adviser may, but is under no obligation to renew such agreement after its expiration. The total amounts subject to recoupment by HOCF’s adviser under HOCF’s expense limitation agreement following the Reorganization as of December 31, 2016 are $501,010, $388,222 and $147,812 expiring during the fiscal years ended June 30, 2018, June 30, 2019, and June 30, 2020, respectively, provided that the Fund’s total annual operating expenses, including such amounts, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment.

Risks Relating to Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects that a portion of its investments in loans and bonds will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant. Because the Fund may be required to recognize income in respect of these investments before or without receiving cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell portfolio securities, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investment-Related Risks:

Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent the Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so.

Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans to be acquired by the Fund are likely to be below investment grade.

Debt Securities Risk. Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Fund’s investment portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recoveries, which may be in the form of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. It is also possible that there could be limited or no recovery for creditors in a bankruptcy or workout. In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in any particular investment. See “Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers” in the “Risk Factors” section of this prospectus for further information.

Mortgage-Backed Securities Risk. Mortgage-backed securities in which the Fund intends to invest are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term investment. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate commercial mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate commercial mortgage-backed securities will not be fully paid. Subordinate securities of commercial mortgage-backed securities are also subject to greater credit risk than those commercial mortgage-backed securities that are more highly rated. The Fund also may invest in interest-only commercial mortgage-backed securities issued by mortgage loan securitizations. However, these interest-only commercial mortgage-backed securities typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows. As a result, interest only commercial mortgage-backed securities possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. The Fund has not imposed a limit in the portion of its total assets that may be invested in interest-only commercial mortgage-backed securities.

Equity Securities Risk. Equity Securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stock represents a share of ownership in a company, and ranks after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Credit Risk. Credit risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

High-Yield Debt Securities (or “Junk Securities”) Risk. A substantial portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high-yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative.

High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations, and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. The Fund may invest without limit in securities of issuers based in emerging markets. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers, but to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Privately-Placed Securities Risk. The Fund may invest in privately issued securities of both public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately issued securities may be illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately issued securities are also more difficult to value. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the

Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Illiquid and Restricted Securities Risk. Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, any of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

Hedging Risk. Hedging risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

U.S. Federal Income Tax Matters

The Fund intends to elect to be taxed for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that it distributes to its shareholders from its taxable earnings and profits. Even if the Fund qualifies as a RIC, it generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain RIC tax treatment, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “U.S. Federal Income Tax Matters.”

Distribution Policy

The Fund’s distribution policy is to make monthly distributions to shareholders. The Board has the ultimate discretion as to whether such distributions will be in stock or in cash. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy” and “Distribution Reinvestment Policy.”

Custodian

State Street will serve as the Fund’s custodian. See “Management of the Fund.”

FEES AND FUND EXPENSES

	Class A Shares	Class C Shares	Class Z Shares
Shareholder Transaction Expenses[1]
Maximum Sales Load (as a percent of offering price)	5.75%	None	None
Contingent Deferred Sales Charge[2]	1.00%	1.00%	None
Exchange Fee	None	None	None
Repurchase Fee[3]	2.00%	2.00%	2.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees[4]	1.25%	1.25%	1.25%
Interest Payments on Borrowed Funds[5]	0.23%	0.23%	0.23%
Other Expenses[6]	0.56%	0.56%	0.56%
Distribution Fee[7]	None	0.75%	None
Shareholder Servicing Fee	0.25%	0.25%	None

Total Annual Operating Expenses	2.29%	3.04%	2.04%
Fee Waiver[8]	(1.09)%	(1.09)%	(1.09)%

Total Annual Operating Expenses (after fee waiver)	1.20%	1.95%	0.95%

1.	If the Reorganization is approved by the shareholders of HOCF, upon closing of the Reorganization, the Fund will have approximately $82.0 million in net assets. This estimate assumes that the Fund will have no leverage during the twelve months following the effectiveness of the registration statement.
2.	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase. For purposes of calculating any Contingent Deferred Sales Charge, the purchase date of any shares received in the Reorganization will be the same as the purchase date that was applicable to an investor’s shares of HOCF. Class C shares are subject to a 1.00% CDSC for redemptions of shares within 18 months after their purchase. For purposes of calculating any Contingent Deferred Sales Charge, the purchase date of any shares received in the Reorganization will be the same as the purchase date that was applicable to an investor’s shares of HOCF.
3.	The Fund is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase which the Fund would retain to help offset de minimis estimated costs related to the repurchase.
4.	The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common shareholders, rather than total assets, including assets that have been funded with borrowed monies because common shareholders bear all of this cost. Pursuant to the Investment Advisory Agreement, the Adviser will be entitled to receive a monthly advisory fee at the annual rate of 1.25% of the Fund’s Average Daily Managed Assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). The management fee in the table above assumes no borrowings to fund investments. The Fund does not intend to incur leverage or issue preferred stock during the first twelve months following effectiveness of the registration statement.
5.	Represents interest on a credit facility held by HOCF. The Fund has no present intention to incur any borrowing costs.
6.	Other expenses include accounting, legal and auditing fees, reimbursement of the compensation for administrative personnel, fees payable to the Fund’s independent trustees and acquired fund fees and expenses, which are expected to total less than one basis point. The amount shown in the Fees and Fund Expenses table reflects the amount of all such other expenses expected to be incurred during the twelve months following effectiveness of the registration statement.
7.	The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class A shares and Class Z shares are not subject to a Distribution Fee.

8.	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made to the extent the recoupment does not cause the Fund’s “other expenses” plus recoupment to exceed the lesser of the Expense Limitation at the time of the original waiver and at the time of recoupment. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

HOCF had an expense limitation agreement in place with its adviser pursuant to which HOCF’s adviser is entitled to recoup waived and/or reimbursed amounts with respect to HOCF following the Reorganization. The total amounts subject to recoupment by HOCF’s adviser under HOCF’s expense limitation agreement following the Reorganization as of December 31, 2016 are $501,010, $388,222 and $147,812 expiring during the fiscal years ended June 30, 2018, June 30, 2019, and June 30, 2020, respectively, provided that the Fund’s total annual operating expenses, including such amounts, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment.

The Fees and Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Plan of Distribution – Purchasing Shares” starting on page 76 of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 61 of this prospectus.

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The Fund is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase. However, the Fund does not intend to charge repurchase fees and has not included the effect of repurchase fees in the example below. The example reflects total annual expenses after fee waivers and expense reimbursements of net assets for the one-year period and the first of the three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$69	$115	$164	$297
Class C Shares
If you do not sell your shares	$20	$84	$150	$328
If you sold all of your shares at the end of the period	$30	$84	$150	$328
Class Z Shares	$10	$53	$100	$228

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. There can be no assurance that the Expense Limitation Agreement will be renewed. In the event the Expense Limitation Agreement is terminated by either party, investors will likely bear higher expenses.

FINANCIAL HIGHLIGHTS

Because the Fund is newly-formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

Below is presented the Financial Highlights information for HOCF for the years or periods indicated. The financial highlights tables that follow are intended to help you understand HOCF’s financial performance for the fiscal year or periods ended as indicated.

Certain information reflects the financial results for a single share of HOCF. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in HOCF (assuming reinvestment of all dividends and distributions). This information for periods after June 30, 2015 has been audited by KPMG LLP (“KPMG”), whose report, along with HOCF’s financial statements, are included in HOCF’s annual report, which is available upon request. The information in the Financial Highlights tables for the periods audited prior to July 1, 2015 has been audited and reported on by another independent registered public accounting firm.

HOCF commenced operations on July 1, 2014, upon the reorganization of Highland Special Situations Fund (“HSSF Predecessor Fund”) into HOCF. With the reorganization, HOCF assumed the financial and performance history of the HSSF Predecessor Fund. The information in the Financial Highlights tables for HOCF for the periods audited prior to July 1, 2014 is based on the financial information of the HSSF Predecessor Fund, which has been audited and reported on by another independent registered public accounting firm.

Financial Highlights

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015*
Net Asset Value, Beginning of Year	$5.30	$6.22
Income from Investment Operations:
Net investment income (loss)(a)	0.53	0.24
Net realized and unrealized gain/(loss)(a)	(1.59)	(0.93)

Total from investment operations	(1.06)	(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.51)	(0.23)

Total distributions declared to shareholders	(0.51)	(0.23)
Net Asset Value, End of Year(b)	$3.73	$5.30

Total return(b)(c)	(19.68)%	(11.14)

Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$5,149	$7,730
Gross operating expenses(e)	2.14%	2.30
Waiver/reimbursement	(0.61)%	(1.03)
Net operating expenses(f)	1.53%	1.27
Net investment income (loss)	13.06%	4.43
Portfolio turnover rate	83%	41

*	Effective July 1, 2014, HOCF changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had HOCF’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Gross operating expenses (excluding interest expense and commitment fees) were 1.91% for the year ended June 30, 2016.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

Financial Highlights

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015*
Net Asset Value, Beginning of Year	$5.30	$6.22
Income from Investment Operations:
Net investment income (loss)(a)	0.50	0.21
Net realized and unrealized gain/(loss)(a)	(1.58)	(0.93)

Total from investment operations	(1.08)	(0.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.47)	(0.20)

Total distributions declared to shareholders	(0.47)	(0.20)
Net Asset Value, End of Year(b)	$3.75	$5.30

Total return(b)(c)	(20.16)%	(11.61)%

Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$344	$160
Gross operating expenses(e)	2.64%	2.80%
Waiver/reimbursement	(0.61)%	(1.03)%
Net operating expenses(f)	2.03%	1.77%
Net investment income (loss)	12.85%	3.88%
Portfolio turnover rate	83%	41%

*	Effective July 1, 2014, HOCF changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had HOCF’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Gross operating expenses (excluding interest expense and commitment fees) were 2.41% for the year ended June 30, 2016.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

Financial Highlights

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/16	For the Year Ended 06/30/15*	For the Six Months Ended 06/30/14**		For the Years Ended December 31,
					2013**	2012**		2011**
Net Asset Value, Beginning of Period	$5.30	$6.21	$6.04		$4.49	$3.36		$3.60
Income from Investment Operations:
Net investment income/(loss)	0.54 (a)	0.26 (a)	(0.05)		0.05	(0.04	)(a)	(0.01)
Net realized and unrealized gain/(loss)	(1.59)	(0.92)	0.22		1.50	1.17		(0.23)

Total from investment operations shareholders	(1.05)	(0.66)	0.17		1.55	1.13		(0.24)
Less Distributions Declared to Shareholders:
From net investment income	(0.54)	(0.25)	—		—	—		—

Total distributions declared to shareholders	(0.54)	(0.25)	—		—	—		—
Net Asset Value, End of Year(b)	$3.71	$5.30	$6.21		$6.04	$4.49		$3.36

Total return(b)(c)	(19.43)%	(10.63)%	2.81	%(d)	34.52%	33.23%		(6.39)%

Ratios based on average net assets of common shares:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$53,977	$78,893	$2,721		$816	$605		$2,757
Gross expenses(e)	1.79%	1.95%	4.23	%(f)	8.52%	6.86%		5.77%
Waiver/reimbursement	(0.61)%	(1.04)%	—		—	—		—
Net operating expenses(g)	1.18%	0.91%	4.23	%(f)	8.52%	6.86%		5.77%
Net investment income/(loss)	13.35%	4.80%	(1.53)%		0.93%	(1.55)%		(0.27)%
Portfolio turnover rate	83%	41%	—		—	—		8%

*	Effective July 1, 2014, HOCF changed its fiscal year end from December 31 to June 30.
**	Historical data shown is that of the Highland Special Situations Fund, which reorganized into HOCF on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had HOCF’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Gross operating expenses (excluding interest expense and commitment fees) were 1.56% for the year ended June 30, 2016.
(f)	Annualized.
(g)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

THE FUND

The Fund is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund. The Fund was organized as a Delaware statutory trust on March 2, 2016 and has no operating history. If the Reorganization is approved by the shareholders of HOCF, upon closing of the Reorganization, the Fund will have approximately $82.0 million in net assets. The Fund’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, and its telephone number is (972) 628-4100.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) and are expected to be invested within 30-60 days of receipt. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering, less amounts advanced pursuant to the Expense Limitation Agreement. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. The Fund’s distributions may exceed its earnings and profits, especially during any period before it has invested substantially all of the proceeds from this offering. As a result, a portion of the distributions the Fund may make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to shareholders will be reduced by the Fund’s fees and expenses, as well as the applicable sales load, which is non-refundable to its shareholders.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include:

•	secured and unsecured floating and fixed rate loans;

•	bonds and other debt obligations;

•	debt obligations of stressed, distressed and bankrupt issuers; and

•	structured products, including but not limited to, mortgage-backed and other asset-backed securities, CDOs, convertible bonds or preferred stock.

In making these investments, the Adviser, will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share.

For purposes of satisfying the 80% Policy, the Fund may invest in derivative instruments that have economic characteristics similar to such credit instruments.

The Fund’s investment strategy utilizes analytical models to evaluate the assets of various companies in an attempt to isolate those assets with the greatest potential for capital appreciation. The Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these instruments and to change allocations as conditions warrant. The Adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Adviser will continuously evaluate these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. The Adviser has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets.

The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including ETFs.

Within the categories of obligations and securities in which the Fund invests, the Adviser employs various trading strategies, including capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund seeks opportunities created by mispricing in different markets of various instruments issued by one corporation. There is no limitation on the amount of securities rated below investment grade, which are commonly referred to as “junk securities,” that the Fund may purchase. The Fund may invest without limit in junk securities of any rating, and in unrated securities of comparable quality. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. There can be no assurance that the Fund’s investment objective will be achieved.

As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct private placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such equity-related securities may be unregistered and/or restricted.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act to hedge various instruments for risk management and speculative purposes.

From time to time, the Fund may also invest a portion of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in its portfolio; (ii) purchase call options or put options, (iii) sell call options or put options and (iv) sell securities short.

In addition, the Fund may invest up to 20% of its total assets in a wide array of securities that do not fall under the 80% Policy, including, but not limited to, MLPs, opportunistic investments, public and private equities, and derivative products. Such investments will not count toward the Fund’s 80% Policy.

The Fund’s investments in private funds, such as hedge funds, will be limited to no more than 15% of the Fund’s total net assets. This limitation does not apply to any CLOs, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Leverage. The Fund may use leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. The Fund may issue preferred shares, borrow money and issue debt securities (collectively, “traditional leverage”). The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses traditional leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use traditional leverage, because the fees paid are calculated based on total assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of Preferred Shares, if any. The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors. See “Fund Expenses.”

In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively, “effective leverage”). To the extent the Fund uses effective leverage, such transactions will be included in calculating the aggregate amount of leverage for purposes of the Fund’s 33.33% leverage limitation, provided that effective leverage incurred through the use of covered calls will not be counted toward the Fund’s 33.33% leverage limitation. The Fund may obtain effective leverage through the use of forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund may use effective leverage opportunistically, though not at all times, and may choose to increase or decrease its effective leverage, or use different types or combinations of leveraging instruments, based on the Adviser’s assessment of market conditions, the investment environment and the costs that the Fund would incur as a result of such effective leverage. There is no assurance that the Fund will utilize any form or combination of effective leverage.

The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Risk Factors—Leverage Risk.”

Policies. The Fund’s 80% Policy with respect to investments in credit instruments is not fundamental and may be changed by the Board without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any change in the 80% Policy. The Fund concentrates investments in credit instruments, meaning that, under normal circumstances, it invests 25% or more of its total assets in credit instruments. This policy is fundamental and may not be changed by the Board without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Selection, Diversification and Criteria Used in Selecting Investments

Investment Selection. The Fund’s assets will be primarily public and private debt and equity investments. The Adviser will source investments through its public and private market research and exposure, third-party brokerages, current partners and financing intermediaries. There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Strong Competitive Position in Industry. The Adviser will seek to invest in companies that have developed good market positions within their respective markets and are well-positioned to capitalize on growth opportunities. The Adviser will seek companies that demonstrate significant competitive advantages, which should help to protect their market position and profitability, as compared to their competitors.

Exit Strategy. The Adviser will seek to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to their loans and debt securities, the Adviser expects that such internally-generated cash flow, leading to the payment of interest on, and the repayment of the principal of, debt will be a key means by which the Fund will exit these investments over time. In addition, the Adviser will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay the Fund’s investments through an initial public offering of common stock or another capital market transaction.

Value Orientation/Positive Cash Flow. The Adviser’s investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. The Adviser will focus on companies in which the Fund can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis.

Financing Strategy. The Fund may incur leverage as part of its investment strategy. The Adviser may elect for the Fund to obtain one or more credit facilities with financial institutions, which may be secured by the Fund’s investments. The intent of these borrowings will be to generate positive returns in excess of the costs associated with such borrowings. In addition, or alternatively, the Adviser may seek to leverage investments on a case-by-case basis. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The securities of financially troubled or distressed companies may also employ leverage in addition to the leverage employed at the Fund.

Diversification of Asset Managers. On occasion, the Fund may identify and invest side-by-side with one or more unaffiliated asset managers in investment opportunities sourced by such managers. Using information generally available to investors, the Adviser will evaluate asset managers based on their experience, track record, current portfolios, and ability to weather economic cycles by employing effective risk management and mitigation strategies.

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through the issuance of preferred shares during the next twelve months. However, the Board may decide to issue preferred shares, subject to the asset coverage requirements of the 1940 Act, which generally require that a Fund have asset coverage of at least 300% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all securities in the Fund’s portfolio were replaced once within a period of one year.

Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action, which may result in a larger portion of any net gains being realized as short-term capital gains. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Market Opportunity

Macroeconomic concerns related to the deceleration of growth in the global economy, weaknesses in the commodity markets and emerging markets, bank retrenchment and increased regulations, and uncertainty regarding U.S. monetary policy have resulted in the widening of credit spreads, particularly among lower-rated issuers of credit. The Adviser believes these events offer outsized return opportunities in the U.S. corporate credit market.

Lower Risk, Higher Relative-Reward Strategy. Investing in the debt of companies at the senior-secured level of the capital structure offers benefits that include (i) meaningful asset protection; (ii) priorities upon a liquidation, sale or recapitalization; and (iii) a lead position in the restructuring process. The Adviser emphasizes risk avoidance and capital preservation in order to seek to minimize losses.

Growing Supply of Dislocated Investment Opportunities. The Adviser believes that current market conditions have presented abundant opportunities to invest in distressed markets and expects that such opportunities will continue to expand for these types of investments in the future. Due to the recent growth in new issuance and refinancing of leveraged loans, the Adviser expects that the supply of distressed securities will continue to expand in the future. The Adviser believes there continues to be a significant imbalance between the ongoing supply of distressed securities as compared to the amount of capital actively allocated to such investments.

Inefficient Credit Markets. The Adviser believes the market for distressed securities is relatively inefficient due to a number of factors, including artificial or uneconomic prices of such securities, technicals, illiquidity of such securities, process and company issue complexity, resource management, difficulties in making complex analyses, lack of demand for unlisted investment opportunities and the need for a specialized skill set may create barriers to entry for potential competitors.

Investment Highlights

Fully Integrated Platform – One Sponsor. The Fund will have access to Highland and its affiliates, a fully integrated commercial finance, investment, management, and servicing platform. The resources available to the investment team provide the capability to pursue complex transactions in an efficient and expeditious manner and should enhance the Fund’s ability to engage in “one-off” opportunities. The investment approach is developed, executed and managed by a seasoned team of professionals all under one platform. As a result, the Adviser is more accountable directly to the Fund and its shareholders by directly managing Fund investments in most cases while charging the Fund a single layer of fees (fees paid to entities managed by an affiliate will be rebated back to the Fund). See “Management of the Fund – Investment Adviser”.

Experienced Investment Team. The management team available to the Fund has an extensive history of underwriting, originating, purchasing, and servicing corporate debt. Highland is one of the most experienced global alternative credit managers. The firm invests in various credit and equity strategies through hedge funds, long-only funds, separate accounts, collateralized loan obligations (“CLOs,”), non-traded funds, publicly traded funds, closed-end funds, mutual funds and ETFs, and manages strategies such as distressed-for-control private equity, direct real estate, real estate credit and originated or structured real estate credit investments. Together with its affiliates, Highland had approximately $14.5 billion in assets under management as of November 30, 2016.

History as a Fiduciary. Highland and its affiliates have invested and managed substantial sums of equity capital from individual and institutional investors since its formation in 1993. In addition to making capital decisions to maximize returns for investors, Highland fosters a culture of fiduciary responsibility throughout the company. Highland has invested substantial sums in debt and equity investments.

Access to a Large Institutional Investment Platform. Through Highland and its affiliates, the Fund has access to a fully integrated, broad institutional investment platform that, as of November 30, 2016, managed approximately $14.5 billion across multiple strategies and product types. Highland was founded in 1993 by James Dondero and Mark Okada. Highland’s position in the markets gives it access to unique sourcing opportunities for investments not typically available to retail investors in a registered fund product. Highland has trading, financing and banking relationships with the largest banks. Through these investments, the Adviser has developed important banking and financing relationships that may benefit the Fund. Highland operates its investment process on one platform, giving all funds managed by Highland access to the entire benefits and opportunities Highland and its affiliates have to offer. Additionally, through Highland, the Fund has access to an institutional class back office staff and top tier outside service providers, such as State Street, among others.

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities:

Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Senior loans will generally be supported by liens in the Fund’s favor on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company. Although the Fund may seek to dispose of such collateral in the event of default, it may be delayed in exercising such rights or its rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for the Fund to recover its investment in the event of default.

The Fund also may invest in unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purchase funds investing in bank loans), investment grade and below-investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund may also purchase and retain in its portfolio an interest in a senior loan or bonds of a borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the borrower’s ability to meet debt service on senior loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a senior loan or bond either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or apportion of a senior loan or bond interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Liquidation of any collateral securing a senior loan may not satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

Some loan agreements may require that the lender make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating sufficient amount of cash, liquid securities and liquid senior loans. The Fund will not purchase interests in senior loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of such Fund’s total assets.

Many loans in which the Adviser anticipates the Fund will invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Fund may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade by a ratings agency and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, the Fund’s actual loss recovery experience may not be consistent with the Adviser’s prior experience and the Fund’s senior loans may not achieve any specific loss recovery rates.

Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

The Fund’s investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Adviser to be creditworthy.

When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through setoff. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

The Fund may also invest in participations in senior loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender’s portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Fund’s investment objectives and policies.

The Fund may have difficulty disposing of assignments and participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investment portfolio and calculating its net asset value.

The Fund may acquire interests in senior loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in senior loans. The fees normally paid by borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the lenders upon origination of a senior loan. Commitment fees are paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying senior loan. Lenders may receive prepayment penalties when a borrower prepays all or part of a senior loan. The Fund will receive these fees directly from the borrower if such

Fund is a primary lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a senior loan by way of assignment. Whether or not the Fund receives a facility fee from the lender in the case of an assignment, or any fees in the case of a participation, depends upon negotiations between the Fund and the lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo apportion of interest and any fees payable to it from, the lender selling the assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the senior loan that is being assigned. Lender selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a senior loan from such Fund a portion of any fees that the Fund would otherwise be entitled to.

Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See “Risk Factors.”

Distressed Debt. The Fund is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. The Fund may invest in securities of a company for purposes of gaining control.

Stressed Debt. The Fund is authorized to invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.

Debtor-in-Possession (“DIP”) Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the United States Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Common examples of mortgage backed securities include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase a mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. Like all mortgage-backed securities, CMBS are subject to all of the risks of the underlying mortgage loans. Because they are not standardized, CMBS can be difficult to value. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

RMBS are a type of mortgage backed security that is backed by mortgages on residential real estate. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

We may also invest in the residual or equity tranches of CMBS, which we refer to as subordinate CMBS and interest-only CMBS. Subordinate CMBSs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBSs will not be fully paid. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. We expect our investments in subordinate CMBs will be subject to risks arising from delinquencies and foreclosures, thereby exposing our investment portfolio to potential losses. Subordinate securities of CMBSs are also subject to greater credit risk than those CMBSs that are more highly rated. We also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

Common Stock. The Fund may acquire an interest in common stock in various ways, including upon the default of a senior loan secured by such common stock, in a workout or restructuring or by acquiring common stock for investment. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stock of a corporation or other entity entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stocks and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. In early 2008, auction rate preferred stocks became subject to numerous “failed” auctions, causing securities previously thought to be liquid to become illiquid. It is not known when, if ever, these auction markets will begin to function again. Special tax considerations may apply to the Fund’s investments in preferred stock. See “Taxation” below.

Convertible Securities. Convertible securities may offer higher income than the common stock into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund may invest without limit in junk securities of any rating, and in unrated securities of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

High-Yield Debt Securities (or “Junk Securities”). The Fund may invest a significant portion of its assets in securities rated below investment grade or in unrated securities determined by the Adviser to be of comparable quality. When the Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities.

Lower grade securities, though generally high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may cause the value of the Fund’s securities to fluctuate. Distressed debt securities often are priced based on estimated recovery value and are less sensitive to interest rate movement.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. Sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass-through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund presently does not intend to invest more than 10% of its respective net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Collateralized Loan Obligations and Bond Obligations. The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CDOs are asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or an “SPV”) that was created to reapportion the risk and return characteristics of a pool of assets, whose underlying collateral is typically a portfolio of loans, bonds or other debt securities, other structured finance securities and/or synthetic instruments. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, are generally considered to represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

Where the underlying collateral is a portfolio of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, a CDO is referred to as a CLO. The assets, typically senior loans, are used as collateral supporting the various debt and equity tranches issued by the SPV. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. The key feature of the CLO or CBO structure is the prioritization of the cash flows from a pool of collateral securities among the several tranches of the CLO or CBO. Multiple tranches of securities are issued by the CLO or CBO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CDO or CBO has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. CDOs or CBOs are subject to the risk of prepayment.

An equity tranche is the riskiest type of tranche as it bears the first loss from defaults from the bonds or loans in the SPV and serves to protect the other, more senior tranches from default in all but the most severe circumstances (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Further, the value of CLOs or CBOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. The Fund may invest in both equity and debt tranches issued by the SPV. The Fund will only invest in equity tranches through the secondary market. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs and CLOs, including equity tranches.

Derivatives. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act to hedge various instruments for risk management and speculative purposes. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets in foreign currencies.

Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices, futures contracts, non-physical commodities, and foreign currencies in an attempt to increase income. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices. The Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts. Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Swap Agreements. Swap agreements may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely upon valuations provided by third party pricing services, subject to the approval of the Board.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Non-U.S. Securities. The Fund may invest without limitation in Non-U.S. Securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in Non-U.S. Securities of so-called emerging market issuers. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, certain investments in Non-U.S. Securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See “Taxation” below.

Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Non-U.S. Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Non-U.S. Securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its investments. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund as well as generally associated with an investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. In addition, because the Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations, the Fund may experience high expenses, subject to the Fund’s Expense Limitation Agreement (see “Fund Expenses”), to the extent it is thinly capitalized.

Substantial Conflicts of Interest. NexPoint Advisors, L.P. and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including Highland Capital Management, L.P. and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Fund, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an Adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Fund, dated April 19, 2016. For example, exemptive relief is not required for the Fund to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Fund. The Fund, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer‘s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland advised accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

In addition, as described later in this prospectus, Highland, its affiliates and any of their partners, directors, officers, shareholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time. See “Conflicts of Interest” for a discussion of our Advisers allocation policy.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

Closed-End Fund Risk. The Fund is a closed-end fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. On February 7, 2017, shareholders of HOCF, a series of Highland Funds I, an open-end investment company managed by Highland Capital Management Fund Advisors, L.P., an affiliate of the Adviser and Highland, will consider an Agreement and Plan of Reorganization, whereby HOCF will transfer that portion of its net assets attributable to each class of its shares to the Fund in exchange for shares of a corresponding class of the Fund and assumption of all of the liabilities of HOCF (the “Reorganization”). If the Reorganization is approved by the shareholders of HOCF, upon closing of the Reorganization, the Fund will have approximately $82.0 million in net assets. To the extent the Fund is unable to raise significant amounts of capital in this offering, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a RIC under the Code. In addition, the Fund may not be able to structure its investment portfolio as anticipated and the returns achieved on those investments may be reduced as a result of allocating all of its expenses over a smaller capital base.

Management Fee Risk. The management fee we pay to the Adviser is based on our Average Daily Managed Assets, as defined in the Investment Advisory Agreement. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our gross assets, our Adviser will benefit if and when we issue additional equity, incur debt or use leverage. Investors in the Fund may benefit from expense limitation agreements and/or fee waivers that may be in effect with respect to the Fund from time to time, as further detailed in the Prospectus. The use of leverage will increase the likelihood of default under any credit facility or other debt instruments we enter into, which would disfavor the holders of our common stock, including investors in this offering.

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Non-Diversification Risk. It is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies.

The Fund has instituted several levels of safeguards to ensure the Fund does not violate its fundamental policy not to invest 25% or more of the value of its total assets in any single industry or group of industries. The Adviser will monitor the Fund’s investments on a daily basis to ensure the Fund’s compliance with fundamental investment restrictions. In addition, in accordance with the Sub-Administration Agreement, State Street will monitor the Fund’s investments on a daily basis and provide monthly and quarterly reports to the Fund’s Board. At its quarterly meetings, the Board will review the State Street compliance reports and monitor the Fund’s investment activities. Although the Board will receive periodic compliance reports enabling it to monitor the Fund’s compliance with its fundamental investment restrictions, the Fund will hold the ultimate responsibility to comply with its fundamental investment policy.

Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. However, in many circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for Non-U.S. Securities.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund generally accepts cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or sovereign debt as collateral for these lending transactions, although in the future may accept other types of collateral.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Risk of Increased Expenses Following the Reorganization. Although the gross advisory fee and expenses borne by HOCF shareholders will increase as a result of the Reorganization, the Fund will be subject to the Expense Limitation Agreement with the Adviser that will limit the Fund’s total annual operating expenses through at least the later of February 28, 2018 or one year following the close of the Reorganization. Under the Expense Limitation Agreement, the Adviser may recoup amounts waived and/or reimbursed with respect to the Fund within three years of the date on which such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Fund’s net expenses are expected to be equal to or lower than those of HOCF for that one-year period, but may be higher following that one-year period, as the Expense Limitation Agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and the Adviser may, but is under no obligation to renew such agreement after its expiration. The total amounts subject to recoupment by HOCF’s adviser under HOCF’s expense limitation agreement following the Reorganization as of December 31, 2016 are $501,010, $388,222 and $147,812 expiring during the fiscal years ended June 30, 2018, June 30, 2019, and June 30, 2020, respectively, provided that the Fund’s total annual operating expenses, including such amounts, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment.

Risks Relating to Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. In some cases, if the Fund fails to meet these income requirements at the end of a taxable year, it will be able to cure such failure by paying a Fund-level tax to avoid the loss of its RIC status; such tax could be substantial. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter will result in the Fund’s loss of RIC status, unless it is able to cure such failure, for instance, by disposing of certain investments, including at disadvantageous times and prices, and, in some cases, by paying a Fund-level tax.

In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally-its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. Because the Fund currently maintains a credit facility, a margin facility, and may use additional debt financing in the future, the Fund is subject to certain asset coverage ratio requirements under the 1940 Act that could, under certain circumstances, restrict the Fund from making the distributions necessary to satisfy this annual distribution requirement and to avoid corporate-level U.S. federal income or excise taxes. Any taxable income (including net long-term capital gains) that the Fund is unable to distribute will be subject to corporate-level tax at regular corporate rates. Further, if the Fund fails to meet the annual distribution requirement or either of the RIC qualification requirements in respect of a taxable year and is ineligible to or otherwise does not cure such failure for any such year, all of its taxable income regardless of whether timely distributed to shareholders will be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) will be taxable to shareholders as ordinary income.

In any such event, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, in some cases, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects that a substantial portion of its investments in loans and bonds will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant. Because the Fund may be required to recognize income in respect of these investments before or without receiving cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell portfolio securities, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”).

Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyberattacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.

While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Investment-Related Risks:

Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent the Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so.

Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans to be acquired by the Fund are likely to be below investment grade.

The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which the Adviser believes should improve market liquidity. Future levels of supply and demand in bank loan trading may not provide an adequate degree of liquidity and the current level of liquidity may not continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly-traded security.

Debt Securities Risk. Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Fund’s investment portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recoveries, which may be in the form of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. It is also possible that there could be limited or no recovery for creditors in a bankruptcy or workout.

There are a number of significant risks inherent in the bankruptcy process, including, without limitation, those set forth in this paragraph. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, a bankruptcy court in the exercise of its broad powers may approve actions that are contrary to the interests of the Fund. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities, which may exceed the value of the Fund’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

The Adviser on behalf of the Fund (and its other clients) may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Fund does choose to join a committee, the Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. The Fund may not be successful in obtaining results most favorable to it in such proceedings, although the Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Fund on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. Participation by the Fund on such committees may cause the Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Fund an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict the Fund’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

Distressed debt obligations that are at risk of or in default present special tax issues for the Fund because the U.S. federal income tax rules relating to those obligations are currently unclear. For instance, tax rules are not entirely clear as to whether and to what extent the Fund should recognize “market discount” on a distressed debt obligation and when the Fund may cease to accrue interest, “original issue discount” or market discount on those obligations. These and other related issues will be addressed by the Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC under Subchapter M of the Code and that it does not become subject to Fund-level U.S. federal income or excise taxes.

Risks of Investing in Structured Finance Securities. The Fund does not intend to invest more than 25% of its total assets in CBOs, CLOs and other similar asset-backed investments, including CMBS and RMBS. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of loans or bonds. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk, the risk that a proportion of the asset or assets in the underlying pool may be repaid early, which could expose the Fund to considerable uncertainty over future cash payments. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk.

Mortgage-Backed Securities Risk. Mortgage-backed securities are bonds which evidence interests in, or are secured by, a single commercial or residential mortgage loan or a pool of commercial or residential mortgage loans. Accordingly, mortgage-backed securities in which the Fund intends to invest are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term investment. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate commercial mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate commercial mortgage-backed securities will not be fully paid. Subordinate securities of commercial mortgage-backed securities are also subject to greater credit risk than those commercial mortgage-backed securities that are more highly rated. The Fund also may invest in interest-only commercial mortgage-backed securities issued by mortgage loan securitizations. However, these interest-only commercial mortgage-backed securities typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows. As a result, interest only commercial mortgage-backed securities possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. The Fund has not imposed a limit in the portion of its total assets that may be invested in interest-only commercial mortgage-backed securities.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to setoff certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Equity Securities Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Credit Risk. The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as

Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent the Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by the Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Lender Liability Risks. A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in thunder capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations, and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred shares or other securities that may be converted into or exchanged for a specified amount of common shares or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred shares until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common shares, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common shares due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common shares increases.

The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common shares. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common shares. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common shares approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common shares while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

High-Yield Debt Securities (or “Junk Securities”) Risk. A substantial portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high-yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative.

High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

CLO Risk. The Fund may invest in CDOs, which include CLOs and CBOs, including CLO tranches originated and managed by third parties and CLO tranches managed by Highland or an affiliate (“Affiliated CLOs”); provided, however, that the Fund will only invest in Affiliated CLOs in secondary market transactions, and not primary issuances. The key feature of the CLO or CBO structure is the prioritization of the cash flows from a pool of collateral securities among the several tranches of the CLO or CBO. Multiple tranches of securities are issued by the CLO or CBO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CDO or CBO has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. CLOs and CBOs are subject to the risk of prepayment.

Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Further, the value of CLOs or CBOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. The affiliated manager of the CLO (the “Investment Manager”) will receive senior and subordinated management fees and, in some cases a performance-based allocation or fee with respect to its role as general partner and/or manager of the Affiliated CLOs. The Investment Manager will have conflicting division of loyalties and responsibilities regarding the Fund and an Affiliated CLO, and certain other conflicts of interest would be inherent in the situation. There can be no assurance that the interests of the Fund would not be subordinated to those of an Affiliated CLO or to other interests of the Investment Manager.

The Fund and the CLOs (including Affiliated CLOs) are expected to impose management fees, other administrative fees, carried interest and other performance allocations on realized and unrealized appreciation in the value of the assets managed and other income. This may result in greater expense than if shareholders were able to invest directly in the CLOs or underlying investments. Shareholders should take into account that the return on their investment will be reduced to the extent of both levels of fees. The general partner or manager of a CLO may receive the economic benefit of certain fees from its portfolio companies for services and in connection with unconsummated transactions (e.g., break-up, placement, monitoring, directors’, organizational and set-up fees and financial advisory fees). Additionally, the Investment Manager may receive fees from certain CLOs in connection with its role as “backup manager” for the CLOs.

Emerging Markets Risk. The Fund may invest without limitation in securities of issuers based in emerging markets. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers, but to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Privately-Placed Securities Risk. The Fund may invest in privately issued securities of both public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately issued securities may be illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately issued securities are also more difficult to value. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Private Company Investments Risk. The Fund may invest a portion of its assets in investments in a limited number of private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The securities of private portfolio companies are illiquid, making it difficult for the Fund to sell such investments.

Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Illiquid and Restricted Securities Risk. Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, any of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

Hedging Risk. Hedging risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Financial Services Industry Risk. Financial Services Industry Risk is the risk associated with the fact that the Fund’s investments in senior loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase.

Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy or a creditors’ committee, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct.

In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight and a court could disagree with the Fund’s position, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures and in the underlying reference asset positions covering them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

Forward Contracts Risk. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that an adviser would otherwise recommend, to the possible detriment of the Fund.

Non-U.S. Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; and limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile.

To the extent the Fund invests in investment vehicles that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the United States or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Limitations of Credit Ratings. Credit ratings represent only the opinion of the rating agency with respect to the ability of the issuer to make principal and interest payments on the securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating organization may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of the security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating organization changes the rating assigned to one or more of the Fund’s portfolio securities, the Fund is not required to sell the relevant securities.

Limited Information Risk. Limited information risk is the risk associated with the fact that the types of senior loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to lenders in connection with senior loans, the amount of public information available with respect to senior loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Litigation Risk. The Fund may sometimes become subject to legal proceedings and claims based on the securities and instruments in which the Fund invests. Litigation may result in substantial costs and may seriously harm the Fund’s investments and overall financial condition. In addition, legal claims that have not yet been asserted against the Fund may be asserted in the future.

When-Issued Securities and Forward Commitments Risk. Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

MANAGEMENT OF THE FUND

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Distributor, the fund administrator, and the transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related Statement of Additional Information (the “SAI”), is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. On March 22, 2016, the Fund held its organizational meeting of the Board, and at such meeting, the Board ratified the appointment of the following five trustees (each, a “Trustee”): Dr. Bob Froehlich, John W. Honis, Timothy K. Hui, Ethan Powell (Chairman) and Bryan A. Ward. Therefore, the Board is currently comprised of five Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

NexPoint Advisors, L.P., which serves as the investment adviser of the Fund, is registered with the SEC as an Adviser under the Advisers Act and is an affiliate of Highland. James Dondero, along with Mark Okada, founded the parent of the Adviser in April 1993. The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange, NexPoint Capital, Inc., a non-traded BDC, NRESF, a registered closed-end fund that operates as an interval fund, and the following registered closed-end funds that intend to operate as interval funds but have not yet commenced operations: NEMO, NDYF, NHOF, NLAF and NMAF. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages NXRT, a publicly-traded REIT whose shares trade on the NYSE. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors II, L.P., manages NMCT, a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $14.5 billion in assets as of November 30, 2016, including approximately $10.7 billion in credit instruments. The Adviser is controlled by James Dondero by virtue of his control of its general partner, NexPoint Advisors GP, LLC.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser, through a Shared Services Agreement with Highland, will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.25% of the Average Daily Managed Assets of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

Portfolio Managers

James Dondero and Trey Parker will serve as the portfolio managers and will be primarily responsible for the day-to-day management of the Fund.

Mr. Dondero is also the co-founder and President of Highland, founder and President of NexPoint Advisors, L.P., Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NXRT, President of NexPoint Capital, President of NMCT, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stock and common stock. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant and a Chartered Financial Analyst.

Mr. Parker is Partner and Head of Credit at Highland. Mr. Parker is responsible for managing the Credit Team/Platform. Prior to his current role, Mr. Parker was a Portfolio Manager covering a number of the industrial verticals, as well as parts of Tech, Media and Telecom; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining Highland in March 2007, Mr. Parker was a Senior Associate at Hunt Special Situations Group, L.P., a Private Equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control Private Equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO Merchant Banking, a Private Equity group affiliated with the Bank of Montreal. While at BMO, Mr. Parker completed a number of LBO and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of Euramax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., and a non-profit organization, the Juvenile Diabetes Research Foundation (Dallas chapter).

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Transfer Agent and Fund Administrator

DST serves as the transfer agent of the Fund. State Street serves as the Fund’s Administrator.

Custodian

State Street, with principal offices at 200 Clarendon Street, 16th Floor Boston, MA 02116, telephone (877) 665-1287, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, State Street holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it. The Adviser will provide such services either directly or through a Shared Services Agreement with Highland.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s distribution reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares.

Assuming the Fund sells all of the securities registered in this offering within three years of the effective date of the registration statement of which this prospectus forms a part, it is estimated that the Fund’s other operating expenses will be approximately $400,000 annually, which includes offering costs but does not include advisory fees, shareholder servicing fees or interest expense. In addition, this estimate does not take into account the effect, if any, of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate. In addition, there can be no assurance that the Fund will sell all or substantially all of the securities registered in this offering.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $30,000 will be borne by the Fund’s shareholders as an expense of the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering, less amounts advanced under the Expense Limitation. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Each Class A share will be offered at net asset value plus the applicable sales load, while Class C and Class Z shares will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

•	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

•	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

•	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

•	The Fund’s non-marketable investments for which market quotations are not readily will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Swaps and other derivatives would generally fall under this category.

When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

If a potential investment is appropriate for either the Fund or another entity managed by the Adviser or its affiliates, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered most appropriate, taking into account, among other considerations. First, the allocation policy looks to the investment objectives of the funds managed by the Adviser and its affiliates. To the extent the opportunity is consistent with the investment objectives of more than one fund managed by the Adviser and its affiliates, the allocation policy then looks to other factors, such as:

•	which fund has available cash (including availability under lines of credit) to acquire the investment;

•	whether there are any positive or negative income tax effects on any of the funds relating to the purchase;

•	whether the investment opportunity creates geographic, asset class or tenant concentration / diversification concerns for any of the funds;

•	how the investment size, potential leverage, transaction structure and anticipated cash flows affect each fund, including earnings and distribution coverage; and

•	whether one or more of the funds has an existing relationship with the tenant(s), operator, facility or system associated with the investment, or a significant geographic presence that would make the investment strategically more important.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Below are policies and procedures developed by Highland and the Adviser to address various conflicts of interest that may involve the Fund.

Affiliated Services

In situations where Highland and/or its affiliates, including, without limitation, any of their respective employees, provide services (including servicing as an officer or director) to various companies in which the Fund has an interest, the relevant employee(s) must promptly notify Highland’s Chief Compliance Officer of the activity prior to commencement of the service. All compensation in whatever form, including any non-cash compensation such as restricted shares, attributable to the Fund’s interest in such companies must be immediately paid to the Fund in proportion to the Fund’s relative ownership of such companies as of the date paid.

Portfolio Management

The Adviser’s policies also require the Adviser and its personnel to (i) ensure that the investment advice provided to the Fund is suitable to the Fund’s investment objectives, needs and circumstances; (ii) ensuring fair and equitable allocations of investment opportunities among the Fund and the Adviser’s other advisory clients and in the aggregation of orders; and (iii) trading for the Fund only on an agency basis.

The portfolio manager and his or her team are responsible for the monitoring and positioning of the investments of the Fund. This includes the evaluation of a variety of factors affecting each investment such as industry and currency risks, concentration and liquidity and the suitability of the investment for the Fund.

The Adviser will not consider (i) performance fees or differences in management fees between accounts in determining allocations, (ii) direct and indirect ownership of the Adviser or its affiliates or employees in an account in determining allocations, and (iii) relative performance of accounts in determining allocations.

Capital Structure Conflicts

Conflicts may arise in cases when the Fund invests in different parts of an issuer’s capital structure, including circumstances in which one or more advisory clients of Highland or the Adviser own private securities or obligations of an issuer and other clients may own public securities of the same issuer. As discussed above, in the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland advised accounts overall (without regard to the nature of the accounts involved or fees received from such accounts):

(i)	This strategy may be recommended by one or more investment professionals of Highland or the Adviser;

(ii)	A single person may represent more than one part of an issuer’s capital structure;

(iii)

The recommended course of action will be presented to the Adviser’s conflicts committee (the “Conflicts Committee”) for final determination as to how to proceed. The Adviser may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the Conflicts Committee determines in its discretion. In the event any personnel of Highland or the

Adviser serve on the Board of the subject company, they should recuse themselves from voting on any Board matter with respect to a transaction that has an asymmetrical impact on the capital structure;

(iv)	personnel of Highland or the Adviser that serve as board members may still make recommendations to the Conflicts Committee; and

(v)	If any such persons are also on the Conflicts Committee, they may recuse themselves from the Committee’s determination. Highland and the Adviser may use external counsel for guidance and assistance.

Investment Negotiation

Whenever an investment professional proposes to negotiate a term other than price for an investment (including any amendments), he/she must check to see if the investment (or any other position in the issuer’s capital structure) is held (or proposed to be invested) in both retail and institutional accounts. If the investment is held in both retail and institutional accounts, that person must contact the Adviser’s Chief Compliance Officer for guidance:

(i)	The transaction is generally permitted if all accounts are in the same part of the capital structure and participate in the investment pro rata.

(ii)	Alternatively, a “Chinese Wall” between retail/institutional investment decision-making must be imposed.

Affiliated Transactions and Cross Trading

In order to ensure that any proposed affiliated transactions are consistent with applicable law and the governing documents of the relevant client accounts of Highland or the Adviser, advance approval of the Adviser’s Chief Compliance Officer must be obtained prior to effecting or otherwise engaging in the affiliated transaction or arrangement that involves any clients or portfolio companies.

In addition, any cross trades made by Fund shall also comply with the policy outlined below.

Prior to executing any cross trade involving the Fund, the employee(s) recommending the transaction will be responsible for preparing a Cross Trade Compliance Form (the “Form”), which is intended to help ensure that all cross trades are executed in full compliance with Highland’s or the Adviser’s fiduciary duties and applicable Advisers Act and 1940 Act provisions, including, but not limited to, Rule 17a-7 thereunder. Set forth below is a summary of the Form requirements and the compliance procedures with respect to cross trades and principal trades:

(i)	Each portfolio manager (or other investment professional) recommending the trade shall determine in general with respect to a transaction that its client would not be disfavored by the transaction, that the transaction is in the best interests of its client, and that the transaction is otherwise consistent with Highland’s or the Adviser’s fiduciary duties (including the duty to obtain best execution) to such client. The employee must indicate on the Form the reasons why the proposed transaction is suitable for each account and affirm certain other representations.

(ii)	The investment professional that monitors the issuer of the security or asset being transferred shall certify that all material information regarding the issuer has been made available to the portfolio manager(s) in connection with their decision to enter into the trade.

(iii)	If the pricing support includes fair valued or third party pricing service marks, a member of Highland’s valuation team shall confirm that the pricing support for the trade is accurate. With respect to any cross trade involving the Fund, all pricing support is required to be consistent with the minimum requirements set forth in Rule 17a-7 under the 1940 Act.

(iv)	The Chief Compliance Officer or other designated member of Highland’s compliance team shall review the proposed trade and confirm that the trade complies with Highland’s policies and that such trade is not a principal trade.

Highland and the Adviser believe these policies and procedures are reasonably designed to prevent violations of the federal securities laws with respect to the conflicts identified above.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase.

The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”), which will be no more than seven days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (844) 485-9167 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Board may, but is not required to, authorize the Fund to repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Contingent Deferred Sales Charge (“CDSC”)

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor with respect to the sale of Class A and Class C shares, may receive a commission of up to 1.00% of the purchase price of Class A or Class C shares of $5,000,000 or more. Shareholders who tender for repurchase of such shareholder’s Class A or Class C shares within 18 months of purchase will be subject to a CDSC of 1.00% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $500,000 or more and (ii) the shares were purchased without an initial sales charge. The Distributor may waive the imposition of the CDSC in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the CDSC will be waived at any time in the future or that such CDSC will be waived for any other shareholder. Class Z shares will not be subject to an early withdrawal charge.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund’s Board has the ultimate discretion as to whether such distributions will be in stock or in cash. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund which, over time, would increase the Fund’s expense ratio and reduce shareholder returns. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under Section 19(a) of the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by DST (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at NexPoint Opportunistic Credit Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly-issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Agent at NexPoint Opportunistic Credit Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Certain transactions can be performed by calling the toll free number (844) 485-9167.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of another eligible Fund as described in “Exchange of Shares” below or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on March 2, 2016. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers three different classes of shares: Class A, Class C and Class Z shares. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges (See IC Release No. 28908, September 22, 2009). An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Fees and Fund Expenses.” The details of each share class are set forth in “Plan of Distribution.”

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Distribution Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Fund shares that have been authorized and are outstanding as of December 31, 2016:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	None	5,050

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

PLAN OF DISTRIBUTION

Highland Capital Funds Distributor, Inc., located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act until the earlier of the date the Fund has sold 3,298,774 shares or two years from the date the registration statement, of which this prospectus is a part, which may be extended by the Fund’s Board. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares, and is payable on a quarterly basis. Class A and Class Z shares are not currently subject to a Distribution Fee. Class A and Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class.

Additional Broker Dealer Compensation

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). There is no limit on the amount of additional compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of Additional Compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser.

Additionally, the Fund, the Adviser and/or their respective affiliates, may pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Pursuant to a Shareholder Servicing Plan and Agreement, the Fund’s (and, indirectly, the Class A and Class C holders’) share of such servicing fees will not exceed an annual rate of 0.25% of the Fund’s average daily net asset value.

Prior to the initial public offering of shares, Highland Capital Management, L.P. purchased $101,000 in Class Z shares of the Fund, which amount is in excess of the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if their account is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to NexPoint Opportunistic Credit Fund to:

Regular Mail

NexPoint Opportunistic Credit Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

Express Mail

NexPoint Opportunistic Credit Fund

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $500. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire – Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at (844) 485-9167 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number to be provided by calling toll-free number above)

Credit: DST Systems, Inc.

NexPoint Opportunistic Credit Fund

Account #: (number to be provided by calling toll-free number above)

Further Credit:

(shareholder registration)

(shareholder account number)

By Wire – Subsequent Investments

Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan – Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at (844) 485-9167 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling (844) 485-9167. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at (844) 485-9167 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Exchange of Shares

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same share class of any other closed-end fund managed by the Adviser or its affiliates or any of the series within Highland Funds I or Highland Funds II. As of December 31, 2016, the Adviser manages the following other daily NAV closed-end funds, which are available for shareholders to exchange: NexPoint Real Estate Strategies Fund. Such exchanges will be effected at the daily NAV per share. Such exchanges will be available during all Repurchase Offer periods, subject to the limitations set forth below. Call (844) 485-9167 for the prospectus of the fund being purchased, including applicable investment minimums, and read it carefully before investing.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless you are a tax-exempt investor or your account is part of a tax-deferred retirement account or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.” To exchange by telephone, call (844) 485-9167. Please have your account and taxpayer identification number available when calling.

Financial Consultants – Subsequent Investments

Investors may purchase additional shares of the Fund by contacting their financial consultants, such as a broker or Adviser, and such intermediaries can arrange additional purchases for them.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Shares

Class A shares are sold at the prevailing net asset value per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $500 for regular accounts and $50 for retirement plan accounts, and a minimum subsequent investment of (i) $50 under the Fund’s automatic investment program and (ii) $50 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares; and

•	shareholders tendering Class A shares fewer than 18 months after the original purchase date may be subject to a CDSC of 1.00%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $500,000 or more and (ii) the shares were purchased without an initial sales charge.

The price of the Class A shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Class A shares. Investors in Class A shares will pay a sales load based on the amount of their investment, which may range from 0.0% to 5.75%, as set forth in the table below. A reallowance will be made from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions. The Fund reserves the right to waive broker commissions. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Dealer Reallowance	Distributor Fee	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested
Under $50,000	5.00%	0.75%	5.75%	6.10%
$50,000 to $99,999	4.50%	0.50%	5.00%	5.26%
$100,000 to $249,999	3.50%	0.50%	4.00%	4.17%
$250,000 to $499,999	2.50%	0.50%	3.00%	3.09%
$500,000 and above*	**	None	* *	see below

*	Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring a shareholder’s account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.
**	A selling broker may receive a commission on purchases of Class A shares of $500,000 or above as detailed below:

Amount Invested	Dealer Reallowance
Less than $5,000,000	1.00%
$5,000,000 to less than $25,000,000	0.50%
$25,000,000 or more	0.25%

You may be able to buy Class A shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage service;

•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;

•	a current or former director or Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Fund’s Adviser; or

•	purchasing shares through a financial services firm (such as a broker-dealer, Adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases of Class A shares by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the financial intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Class C Shares

Class C shares are sold at the prevailing NAV per Class C share; however, the following are additional features that should be taken into account when purchasing Class C shares:

•	a minimum initial investment of $500 for regular accounts and $50 for retirement plan accounts, and a minimum subsequent investment of (i) $50 under the Fund’s automatic investment program and (ii) $50 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;

•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and

•	an early withdrawal charge equal to 1.0% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares within 18 months following such shareholder’s initial purchase.

•	The Distributor will pay your financial advisor an up-front commission of 1.00% on sales of Class C shares.

The price of the Class C shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Class C shares. Investors in Class C shares will not pay any upfront sales charges. A selling broker may receive commissions on purchases of Class C shares over $1,000,000.

Class Z Shares

Class Z shares will be sold at the prevailing NAV per Class Z share and are not subject to any upfront sales charge. The Class Z shares are not subject to a Distribution Fee, early withdrawal charges or a monthly shareholder servicing fee. Class Z shares may only be available through certain financial intermediaries. Because the Class Z shares of the Fund are sold at the prevailing NAV per Class Z share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, Class Z shares require a minimum investment of $100,000 and a minimum subsequent investment in any amount. The Fund reserves the right to waive minimum investment amounts.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Servicing Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of the Adviser and/or the Distributor may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

The Adviser and/or the Distributor may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801. Certain legal matters in connection with the shares will be passed upon for the Fund by Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call (844) 485-9167 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended October 7, 2016 included in the SAI have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-210385). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PRIVACY NOTICE

FACTS	WHAT DOES NEXPOINT OPPORTUNISTIC CREDIT FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons NexPoint Opportunistic Credit Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NexPoint Opportunistic Credit Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call (844) 485-9167

Who we are

Who is providing this notice? NexPoint Opportunistic Credit Fund

What we do

How does NexPoint Opportunistic Credit Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does NexPoint Opportunistic Credit Fund collect my personal information?

We collect your personal information, for example, when you

•       Open an account

•       Provide account information

•       Give us your contact information

•       Make deposits or withdrawals from your account

•       Make a wire transfer

•       Tell us where to send the money

•       Tells us who receives the money

•       Show your government-issued ID

•       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•       Affiliates from using your information to market to you

•       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • NexPoint Opportunistic Credit Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • NexPoint Opportunistic Credit Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • NexPoint Opportunistic Credit Fund doesn’t jointly market.

PRELIMINARY PROSPECTUS

NexPoint Opportunistic Credit Fund

Maximum Offering of 3,298,774 Class A, Class C and Class Z Shares

Shares of Beneficial Interest

[            ], 2017

Distributor

Highland Capital Funds Distributor, Inc.

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, FEBRUARY 10, 2017

STATEMENT OF ADDITIONAL INFORMATION

NEXPOINT OPPORTUNISTIC CREDIT FUND

Principal Executive Offices

300 Crescent Court

Suite 700

Dallas, Texas 75201

(972) 628-4100

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of NexPoint Opportunistic Credit Fund, dated [            ], 2017 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (844) 485-9167 or by visiting the Fund’s website at www.[            ].com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

[            ], 2017

GENERAL INFORMATION AND HISTORY

The Fund is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund (the “Fund”). The Fund is a non-diversified investment company, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that may be invested in the securities of a single issuer. As a RIC, however, the Fund will be required to comply with certain asset diversification tests at the end of each quarter of each of its taxable years. The Fund was organized as a Delaware statutory trust on March 2, 2016. The Fund’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, and its telephone number is (972) 628-4100. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the “shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1).	Borrow money, except to the extent permitted by the 1940 Act.

(2).	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.

(3).	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(4).	Invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies engaged in the credit instruments industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5).	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6).	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(7).	The Fund may not purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policy

The following is an additional investment limitation of the Fund and may be changed by the Board without shareholder approval.

80% Investment Policy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; and structured products, including but not limited to, mortgage-backed and other asset-backed securities, collateralized debt obligations, convertible bonds or preferred stock.

The Fund’s 80% Policy with respect to investments in credit instruments is not fundamental and may be changed by the Board without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any change in the 80% Policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Borrowing. The Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a Private Real Estate Investment Fund or Public Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Forward Contracts. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Fund will be exposed to credit risks with regard to counterparties with which it trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund.

Securities Loans. The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street. Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income. The Fund will receive collateral consisting of cash, securities of the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank or forms of collateral acceptable under the Fund’s securities lending agreement, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Although the Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The fees associated with securities lending do not appear in the “Fees and Fund Expenses” table in the Fund’s Prospectus.

Securities lending also exposes the Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations.

There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of interests in senior loans and other portfolio securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Repurchase Agreements. The Fund may enter into repurchase agreements without limitation. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement.

Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short-Term Debt Securities; Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s shares may be adversely affected, and the Fund may not pursue or achieve its investment objective.

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Co-Investments. Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and its affiliates’ other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Fund, dated April 19, 2016. For example, exemptive relief is not required for the Fund to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Fund. The Fund, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order.

Investment opportunities that are presented to an affiliate’s other clients may be referred to the Fund and vice versa. For each such referral, the Adviser intends to independently analyze and evaluate whether the co-investment transaction is appropriate for the Fund. In addition, co-investment transactions that are recommended and approved by the Adviser will generally be subject to the review and approval by a committee consisting of independent trustees on the Fund’s Board. For each type of co-investment transaction, the Fund intends to apply a specific protocol, which will be approved by the Fund’s independent trustees and be designed to ensure the fairness to the Fund of the specific type of co-investment transaction.

Short Sales. The Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” (as described below) without respect to such limitations. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stocks that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against the box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. Special tax considerations will apply to the Fund’s short sales.

Paired Trading. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security.

Master Limited Partnerships (“MLPs”). The Fund intends to invest in MLP units. Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Investments in MLP units also present special tax risks. The MLPs in which the Fund invests may fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Repurchases and Transfers of Shares

Repurchase Offers. The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms.

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures. All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount. Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification. Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file a Form N-23c-3 (“Notification of Repurchase Offer’’) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners. Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests. Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers. The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Code;

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value. The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements. From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual asset must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy. The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure. The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure. The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

(b)	the repurchase offer amount and the amount tendered in each repurchase offer,

(c)	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising. The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the sole and absolute discretion of the Board. shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request.

The Board consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s distributor (“Independent Trustees”). Interested Persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years.

Trustees

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
	INDEPENDENT TRUSTEES
Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite term; trustee since March 2016.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016);

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

California Coast University – PhD; Central Michigan University – Master of Arts; University of Dayton – Master of Public Administration; University of Dayton – Bachelor of Arts.

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
					Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.

John W. Honis**** (6/16/1958)	Trustee	Indefinite term; trustee since March 2016.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	22	Manager of Turtle Bay Resort, LLC

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

Syracuse University – Bachelor of Science.

Timothy K. Hui (6/13/1948)	Trustee	Indefinite term; trustee since March 2016.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None

Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Southern Methodist University – Juris Doctor; University of North Texas – Master of Library Science; Christian Education Dallas Theological Seminary – Master of Theology, Doctor of Theology; Philadelphia Biblical University – Bachelor of Science.

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Bryan A. Ward (2/4/1955)	Trustee	Indefinite term; trustee since March 2016.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Southern Methodist University – Geology; University of Texas – Petroleum Land Management; University of Arkansas – Bachelor of Science in Business Administration.

	INTERESTED TRUSTEES

Ethan Powell***** (6/20/1975)	Trustee and Chairman of the Board	Indefinite term; trustee since March 2016.	President and Founder of Impact Shares Corporation from December 2015 to present; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Director and Chairman of the Board of NexPoint Capital, Inc.; Trustee and Chairman of the Board of NexPoint Real Estate Strategies Fund, NexPoint Merger Arbitrage Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Latin American Opportunities Fund since 2016; Chief Product Strategist of	22	None

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Texas A&M University – Master of Science in Management Information Systems Texas; A&M University – Bachelor of Science in Accounting.

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

Officers

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
James Dondero (6/29/1962)	President (Principal Executive Officer)	Indefinite term; President since March 2016.	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of Highland Funds I (“HFI”); and a Portfolio Manager of NexPoint Capital since 2014; President and Portfolio Manager of NexPoint Real Estate Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Discount Yield Fund since 2016.

Brian Mitts (8/26/1970)	Chief Financial Officer and Vice President (Principal Accounting Officer and Principal Financial Officer)	Indefinite term; Chief Financial Officer and Vice President since March 2016.	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Chief Financial Officer and Treasurer of NexPoint Capital, Inc. since 2014; Chief Financial Officer, Executive VP-Finance, Treasurer and Director of NexPoint Multifamily Capital Trust, Inc. since 2014; Chief Financial Officer, Executive VP-Finance, Treasurer and Director of NexPoint Hospitality Trust, Inc. since 2014; Chief Financial Officer and Vice President of NexPoint Real Estate Strategies Fund since March 2016; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Chief Operations Officer of NexPoint Advisors, L.P. since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Fund Complex since November 2010; Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since March 2016	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015; Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since March 2016	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, Highland Funds I and Highland Funds II since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012; Secretary of NexPoint Real Estate Strategies Fund since March 2016.

*	The address for each Trustee and Officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
**	On an annual basis, as a matter of Board policy, the Board reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Board shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Board makes such determination.
***	The term “Fund Complex” consists of the Fund, NHF, each closed-end fund managed by the Adviser that operates as an interval fund, each series of Highland Funds I, each series of Highland Funds II, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a BDC under the 1940 Act.
****	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Fund. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Fund’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

*****	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliates relating to matters on which he worked during his tenure at the affiliates of the Adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to an affiliate of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) until at least December 4, 2017 (the second anniversary of his resignation).

Board Committees

The Audit and Qualified Legal Compliance Committee. The members of the audit & qualified legal compliance committee (the “Audit Committee”) are Messrs. Froehlich, Hui, and Ward each of whom is independent for purposes of the 1940 Act. Mr. Ward serves as the Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee also serves as our “qualified legal compliance committee” under Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing us who appear and practice before the SEC on our behalf. The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Governance Committee. The Fund’s Governance Committee’s function will be to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. A majority of the Governance Committee (other than the Trustee being evaluated) may, with or without cause, vote to terminate a Trustee’s service. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Fund, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is currently comprised of Messrs. Hui, Ward and Powell. Mr. Powell serves as the chairperson of the Governance Committee.

The Compliance Committee. The Compliance Committee’s function will be to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Adviser or Sub-Adviser or another client of the Adviser.

The Compliance Committee is currently comprised of Messrs. Hui, Froehlich and Ward. Mr. Hui acts as the Chairman of the Compliance Committee.

Alternatives Oversight Committee.

The members of the Alternatives Oversight Committee are Messrs. Honis and Ward. Mr. Honis serves as chairman of the Alternatives Oversight Committee. The Alternatives Oversight Committee is responsible for overseeing the Fund if it employs alternative investment strategies.

The Distribution Oversight Committee.

The members of the Distribution Oversight Committee are Messrs. Froehlich and Honis. Mr. Froehlich serves as chairman of the Distribution Oversight Committee. The Distribution Oversight Committee is responsible for overseeing and making recommendations to the Board with respect to the appointment and oversight of sub-advisers to the Funds and Fund payments to financial intermediaries.

Board Leadership Structure

The Fund is led by Ethan Powell, who has served as the Chairman of the Board since March 2016. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Mr. Powell may be deemed to be an interested person of the Fund by virtue of his ownership interest in and previous senior management role at Highland, an affiliate of the Adviser of the Fund. The trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Powell. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

The Fund does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to the Interested Trustee and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an

“interested person” of the Fund; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report. The Board’s Audit Committee will also meet regularly with the Chief Financial Officer and Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Trustee Ownership.

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Fund Complex as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in All Registered Investment Companies(2) Overseen by Trustee in Family of Investment Companies(3)
Interested Trustees
Ethan Powell	None	Over $100,000

Independent Trustees
Dr. Bob Froehlich	None	Over $100,000
John W. Honis	None	Over $100,000
Timothy K. Hui	None	Over $100,000
Bryan A. Ward	None	None

(1)	Based on market value as of December 31, 2016.

(2)	The “Highland Fund Complex” consists of Highland Funds I, Highland Funds II, NexPoint Credit Strategies Fund, NexPoint Capital, Inc. and each registered investment company managed by the Adviser that operates as an interval fund.
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Compensation

The executive officers of the Fund and the trustee who is considered an “interested person” of the Fund (as defined in the 1940 Act) receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

The table below details the amount of compensation the Trustees received during the fiscal year ended December 31, 2016. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex[2] Paid to Trustees
Interested Trustees
Ethan Powell[1]	$2,288	$0	$0	$150,000

Independent Trustees
Dr. Bob Froehlich	$2,288	$0	$0	$150,000
John W. Honis	$2,288	$0	$0	$150,000
Timothy K. Hui	$2,288	$0	$0	$150,000
Bryan A. Ward	$2,288	$0	$0	$150,000

1.	Effective December 16, 2015, Ethan Powell is treated as an Interested Trustee of the Fund for all purposes other than compensation.
2.	The “Fund Complex” includes NexPoint Credit Strategies Fund, each series of Highland Funds I, each series of Highland Funds II, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.

CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of December 31, 2016, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Shares of Beneficial Interest
Name & Address	Percentage of Fund’s Outstanding Shares
Highland Capital Management, L.P. 300 Crescent Court, Suite 700 Dallas, TX 75201	100%

As of December 31, 2016, the Trustees and officers beneficially owned approximately 100% of the Fund’s outstanding shares. As of December 31, 2016, the Trustees and officers beneficially owned approximately 100% of the Fund’s outstanding shares. Mr. Dondero controls Highland Capital Management, L.P. (“HCM”). Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the Fund’s common stock directly owned by HCM.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

NexPoint Advisors, L.P., which serves as the Adviser of the Fund, is registered with the SEC as an Adviser under the Advisers Act and is an affiliate of Highland. The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange, NexPoint Capital, Inc., a non-traded BDC, NexPoint Real Estate Strategies Fund (“NRESF”), a registered closed-end fund that operates as an interval fund, and the following registered closed-end funds that intend to operate as interval funds: NexPoint Energy and Materials

Opportunities Fund (“NEMO”), NexPoint Healthcare Opportunities Fund (“NHOF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Discount Yield Fund (“NDYF”) and NexPoint Merger Arbitrage Fund (“NMAF”). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages NexPoint Residential Trust, Inc. (“NXRT”), a publicly-traded REIT whose shares trade on the NYSE. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors II, L.P., manages NexPoint Multifamily Capital Trust, Inc. (“NMCT”), a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $14.5 billion in assets as of November 30, 2016, including approximately $10.7 billion in credit instruments.

Pursuant to the Investment Advisory Agreement with the Fund, the Adviser will be entitled to receive a monthly fee at the annual rate of 1.25% of the Fund’s Average Daily Managed Assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). Leverage includes (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report, whichever comes first, to shareholders.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Servicing Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.25% of its average daily net assets of the Class A and Class C shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of the Adviser and/or the Distributor may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

The Adviser and/or the Distributor may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan

PORTFOLIO MANAGERS

As described in the prospectus, James Dondero and Trey Parker will serve as the portfolio managers and will be primarily responsible for the day-to-day management of the Fund.

Mr. Dondero is also the co-founder and President of Highland Capital Management, L.P. (“Highland”), founder and President of NexPoint Advisors, L.P., Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NXRT, President of NexPoint Capital, President of NMCT, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stock and common stock. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant and a Chartered Financial Analyst.

Mr. Parker is Partner and Head of Credit at Highland. Mr. Parker is responsible for managing the Credit Team/Platform. Prior to his current role, Mr. Parker was a Portfolio Manager covering a number of the industrial verticals, as well as parts of Tech, Media and Telecom; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining Highland in March 2007, Mr. Parker was a Senior Associate at Hunt Special Situations Group, L.P., a Private Equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control Private Equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO Merchant Banking, a Private Equity group affiliated with the Bank of Montreal. While at BMO, Mr. Parker completed a number of LBO and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of Euramax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., and a non-profit organization, the Juvenile Diabetes Research Foundation (Dallas chapter).

As of October 7, 2016, as a result of Mr. Dondero’s controlling interest in an affiliate of the Adviser, the portfolio’s managers owned 100% of the Fund’s outstanding shares.

Compensation of Portfolio Managers

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of each portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees.

The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Fund, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, each portfolio manager will receive base compensation based on his seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund. Base compensation is determined by taking into account current industry norms and market data to ensure that the Fund pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan – The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund in order to promote the success of the Fund.

Long-Term Incentive Plan – The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of the Fund.

Because each portfolio manager’s compensation is based on his individual performance, the Fund does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the Fund.

As of June 30, 2016, Messrs. Dondero and Parker were responsible for the management of the following types of accounts in addition to the Fund:

James Dondero Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	8	$1,726.53	—	$—
Other Pooled Investment Vehicles	2	$451.15	2	$451.15
Other Accounts	—	$—	—	$—

Trey Parker Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$59.47	—	$—
Other Pooled Investment Vehicles	3	$632.60	2	$533.03
Other Accounts	3	$737.99	1	$132.24

Distributor

Highland Capital Funds Distributor, Inc. (the “Distributor”), located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

•	the reliability, integrity and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up”, will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares.

Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326, acts as special legal counsel to the Fund.

Custodian

State Street Bank & Trust Company, with principal offices at 200 Clarendon Street, 16th Floor Boston, MA 02116, telephone (877) 665-1287, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, State Street Bank & Trust Company holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended October 7, 2016 included in the Statement of Additional Information have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Stockholder and Board of Trustees

NexPoint Opportunistic Credit Fund

We have audited the accompanying statement of assets and liabilities of NexPoint Opportunistic Credit Fund, as of October 7, 2016, and the related statements of operations and changes in net assets for the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of October 7, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NexPoint Opportunistic Credit Fund as of October 7, 2016, and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 18, 2016

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 7, 2016

Assets
Cash	$101,000
Deferred offering costs	105,292
Receivable from adviser	25,491

Total assets	$231,783

Liabilities
Accrued expenses	$130,786

Net assets (5,050 Class Z shares issued and outstanding)	$100,997

See accompanying Notes to Financial Statements

Statement of Operations

For the Period from March 2, 2016 (Inception) to October 7, 2016

Total investment income	$—

Expenses:
Organization costs	25,494
Less: Expenses waived or borne by the adviser (Note 3)	(25,491)

Net operating expenses	3
Net investment loss	(3)

Total decrease in net assets resulting from operations	$(3)

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

For the Period from March 2, 2016 (Inception) to October 7, 2016

Increase (decrease) in net assets

Operations:
Net investment loss	$(3)

Capital activity:
Subscriptions (Class Z shares)	101,000

Total increase in net assets	100,997

Net Assets
Beginning of period	—

End of period	$100,997

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

NexPoint Opportunistic Credit Fund (the “Fund”) is a newly organized closed-end management investment company. The Fund intends to be continuously offered, non-diversified, and operate as an interval fund that conducts periodic repurchase offers of its shares. The financial statements include information for the period from the Fund’s inception on March 2, 2016 (“Inception”) to October 7, 2016. The Fund was organized at Inception as NexPoint Distressed Strategies Fund and changed its name to NexPoint Opportunistic Credit Fund on September 13, 2016. The Fund intends to offer three classes of shares of beneficial interest of the Fund: Class A, Class C and Class Z shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund intends to offer to sell, through its principal underwriter, Highland Capital Funds Distributor, Inc. (the “Distributor”), under the terms of the prospectus, up to 7,068,803 shares of beneficial interest, at the net asset value (“NAV”) per share plus the applicable sales load. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. As of the date of these financial statements, the Fund had yet to commence investment operations.

The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in credit instruments. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; and structured products, including but not limited to, mortgage-backed and other asset-backed securities, collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships.

NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”) and Highland Capital Management Fund Advisors, L.P. (“HCMFA”), is the investment adviser to the Fund. Highland has contributed $101,000 of initial seed capital.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

Upon commencement of operations, the NAV of the Fund’s beneficial interests will be calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the number of shares outstanding in each such class.

Valuation of Investments

In computing the Fund’s net assets attributable to each class of shares, securities with readily available market quotations on the NYSE, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Board of Trustees (the “Board”) of the Fund. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions will not be traded on exchanges and consequently will be valued based on a mean of the bid and ask prices from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing and have been approved by the Board.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

Fair Value Measurements

Upon commencement of operations, the Fund will perform an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national securities exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market values, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. As of October 7, 2016, the Fund did not hold any investments.

Securities Transactions

Securities transactions are accounted for on the trade date. Realized gains/ (losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is confirmed by the foreign custodian. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on debt instruments are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in shares of beneficial interest of the Fund issued by the Fund in accordance with the Fund’s Distribution Reinvestment Policy (the “DRIP”) unless an election is made to receive cash. The number of shares of beneficial interest to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per share on ex-dividend date.

Quarterly Repurchases of Shares

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that shares of closed-end funds are not redeemable at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will operate as an interval fund, meaning that the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) on a quarterly basis. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. If the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing about each quarterly repurchase offer and the deadline for submitting repurchase requests, which is generally 30 days from notification date, but may vary from no more than 42 days to no less than 21 days.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Organization and Offering Costs

Organization costs include the cost of incorporating, such as the cost of legal services and other fees pertaining to the Fund’s organization, and are expensed as incurred. Offering costs include legal fees pertaining to the preparation of the Fund’s initial registration statement and other costs pertaining to the public offering of the Fund’s shares of beneficial interest. Offering costs are accounted for as a deferred charge until operations begin and thereafter will be amortized to expense over 12 months on a straight-line basis. Both organization costs and offering costs are subject to an expense limitation agreement as described further in Note 3.

Note 3. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. “Average Daily Managed Assets” is defined in the Investment Advisory Agreement as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). Leverage includes (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means..

Service and Distribution Fees

The Distributor serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a Shareholder Servicing Plan and Agreement (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of the Fund’s initial registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

Note 4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined there are no subsequent events to report.

APPENDIX A

NexPoint Advisors, L.P. Proxy Voting Policy

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned Adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to NexPoint’s Compliance Department at least quarterly.

2.4.1 For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

NEXPOINT OPPORTUNISTIC CREDIT FUND

PART C – OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements.

Part A:	None.

Part B:	Report of Independent Registered Public Accounting Firm(+) Statement of Assets and Liabilities, Statement of Operations(+) Notes to Financial Statements(+)

2. Exhibits

(a)	(1)	Agreement and Declaration of Trust(2)

	(2)	Amended and Restated Agreement and Declaration of Trust(2)

(b)		By-Laws(2)

(g)		Investment Advisory and Administrative Services Agreement(+)

(h)	(1)	Distribution Agreement(2)

	(2)	Form of Selling Agreement(2)

	(3)	Form of Shareholder Servicing Plan and Agreement(2)

	(4)	Distribution Plan for Class C Shares(2)

(j)		Master Custodian Agreement(4)

(k)	(1)	Expense Limitation and Reimbursement Agreement(+)

	(2)	Master Sub-Administration Agreement(5)

	(3)	Rule 18f-3 Multi-Class Plan(2)

(l)		Opinion and Consent of Counsel(+)

(n)		Consent of Independent Registered Public Accounting Firm(+)

(r)	(1)	Code of Ethics of the Fund(2)

	(2)	Code of Ethics of the Adviser(1)

(s)		Powers of Attorney for Dr. Bob Froehlich, John W. Honis, Timothy K. Hui, Ethan Powell and Bryan A. Ward(3)

(+)	Filed herewith.
(1)	Incorporated by reference from Exhibit (R)(2) to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 (File No. 333-132436) filed by NexPoint Credit Strategies Fund on June 9, 2006.
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement field with the SEC on October 31, 2016.
(3)	Incorporated by reference from Exhibit (S) to the Registrant’s Registration Statement on Form N-2 filed with the SEC on March 24, 2016.
(4)	Incorporated by reference from Exhibit (J)(1) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-173004) filed by NexPoint Credit Strategies Fund on August 21, 2013.
(5)	Incorporated by reference from Exhibit (K)(4) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-173004) filed by NexPoint Credit Strategies Fund on August 21, 2013.

Item 26.	Marketing Arrangements

Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution

SEC Registration fees	$13,148
FINRA fees	$0
Legal fees	$200,000
Blue Sky fees	$100,000
Accounting fees	$150,000
Printing	$200,000
Total	$663,148

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of February 2, 2017:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership.	1

Item 30.	Indemnification

Reference is made to Article VIII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (a)(2) hereto, and to Section 8 of the Registrant’s Distribution Agreement, filed as exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser of the Registrant, and each member, director, executive officer, or partner of any such Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-75490), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

The Fund’s accounts, books and other documents are currently located at the offices of the Registrant, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 and at the offices of the Registrant’s Custodian, Administrator and Transfer Agent.

Item 33.	Management Services

Not Applicable.

C-2

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the Securities Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the Securities Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

C-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 10th day of February, 2017.

NEXPOINT OPPORTUNISTIC CREDIT FUND

By:	/s/ James Dondero
James Dondero
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 10th day of February, 2017.

By:	/s/ James Dondero
James Dondero
President (Principal Executive Officer)

By:	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Vice President (Principal Financial and Accounting Officer)

By:	*
Dr. Bob Froehlich
Trustee

By:	*
John W. Honis
Trustee

By:	*
Timothy K. Hui
Trustee

By:	*
Ethan Powell
Chairman of the Board of Trustees

By:	*
Bryan A. Ward
Trustee

*By:	/s/ Brian Mitts
Brian Mitts
Attorney in Fact*

*Pursuant to powers of attorney incorporated by reference herein.

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